Operating Segments (Details Narrative)	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment reporting description	The CODM is regularly provided with and assesses performance for its one operating segment with only the consolidated expenses and net income as presented in the consolidated statements of operations and comprehensive income/(loss). The CODM uses these performance measures to evaluate the Group’s profitability and monitor budget versus actual results.